EXHIBIT 10.27


                           PERSONAL GUARANTY AGREEMENT

May 3, 2002

THIS GUARANTY AGREEMENT, made and entered on the date above shown (this "GUARANTY"), by RICHARD W. PERKINS, RICHARD L. BARNABY AND WAYNE MILLS, as guarantors (the "GUARANTORS"), for the benefit of DATA SALES CO., INC. as Lender.

                                   WITNESSETH:

PRELIMINARY STATEMENT: The Guarantors are officers of and/or owners of and/or principals and/or investors in TELE DIGITAL DEVELOPMENT, INC. a Minnesota corporation (the "BORROWER") which may receive financial accommodations from Lender, including a loan of $1,308,000.00 (referred to herein as the "LOAN") as may be described in Notes and related loan documents (collectively the "LOAN DOCUMENTS"). It is a condition precedent to the making of the financial accommodations by Lender that the Guarantors shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Loan, the Guarantors hereby agrees as follows:

SECTION 1. Guaranty. The Guarantors hereby jointly and severally unconditionally guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Borrower now or hereafter existing under the Loan, whether for principal, interest, fees, attorneys' fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agree to pay any and all expenses incurred by Lender in enforcing any rights under this Guaranty.

SECTION 2. Guaranty Absolute. The Guarantors unconditionally guarantee that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of:

(A) Any lack of validity or enforceability of any document evidencing to the Loan, or any other agreement or instrument relating thereto;

(B) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to departure from the Loan Documents, or any other agreement or instrument relating thereto;

(C) Any exchange, release or nonperfection of any collateral or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or

                                                                   EXHIBIT 10.27


(D) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Obligations or any Guarantors in respect of this Guaranty.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

SECTION 3. Waiver. The Guarantors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower or any other person or entity, including, without limitation, any other guarantor or any collateral.

SECTION 4. Subrogation. While any portion of the Loan remains unpaid, the Guarantors also hereby waive any claim, right or remedy which such Guarantors may now have or hereafter acquire against Borrower which arises hereunder and/or from the performance by such Guarantors of their respective obligations hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy against Borrower, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

SECTION 5. Representations and Warranties; Financial Statements. The Guarantors hereby represent and warrant that: (a) the Guarantors have full power and authority to enter into and perform their respective obligations under this Guaranty; (b) this Guaranty has been duly and validly executed and delivered by the Guarantors and constitutes a valid and enforceable obligation of the Guarantors, subject to bankruptcy or other laws affecting creditors' rights generally and to general equitable principles; (c) the execution, delivery and compliance with the terms hereof shall not contravene or constitute a default under any indenture, commitment, agreement or other instrument to which the Guarantors are bound or any judgment, order or decree to which the Guarantors are subject; (d) there is no suit, action, proceeding or investigation pending or threatened against or affecting the Guarantors (or any basis therefor) at law or inequity or by or before any court, arbitrator, administrative agency or other federal, state or local governmental authority which individually or in the aggregate, if adversely determined, might have a material adverse effect on the Guarantors' ability to perform, or affect the validity as to the Guarantors of, the obligations of the Guarantors hereunder or as contemplated hereby; (e) information, including, but not limited to, financial information provided by the Guarantors to Lender, is true and correct and does not state any untrue fact or fail to state any material fact necessary to reflect the financial condition of the Guarantors as of the date given and the date hereof; (f) the making of the Loan by Lender pursuant to the Agreement and the guarantee of payment of the Obligations under this Guaranty will result in a direct financial benefit to the Guarantors; (g) the Guarantors have read and approved the terms of the Loan Documents.

SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors here from shall in any event be effective unless

                                                                   EXHIBIT 10.27


the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Guarantors, mailed or delivered to the Guarantors by overnight courier, addressed to the Guarantors at the addresses specified on the signature page hereunder; if to Lender, mailed or delivered to it by overnight courier, addressed to it at the address of Lender specified in the Note, or as to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed or sent by overnight courier, respectively, be effective when deposited in the mails or delivered to the courier, respectively, addressed as aforesaid.

SECTION 8. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9. (Intentionally left blank).

SECTION 10. Continuing Guaranty. This Guaranty is a continuing guaranty and shall: (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty (but shall be subject to reinstatement in the circumstances described in the last sentence of
Section 2 hereof), (ii) be binding upon the Guarantors and their respective personal representatives, heirs and assigns, and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns.

SECTION 11. Governing Law; Severability. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Minnesota. If any provision of this Guaranty shall be held to be invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect any of the remaining provisions.

SECTION 12. Jurisdiction. The Guarantors hereby irrevocably agrees that any legal action or proceedings against said Guarantors with respect to this Guaranty may be brought in the District Courts of Hennepin County in the State of Minnesota, the Guarantors hereby irrevocably submit to the jurisdiction of each such court and hereby irrevocably waives any and all objections that said Guarantor may have as to jurisdiction or venue in any of such courts. The Guarantors acknowledge that the Guarantors have received sufficient consideration for any inconvenience which may be caused by any legal action brought in the State of Minnesota, and agrees that the enforcement of this
Section 12 against said Guarantors would not be unreasonable or unfair under all the circumstances of the Loan or this Guaranty.

SECTION 13. Reinstatement. In the event any payment made to Lender is subsequently avoided or the Lender is required to disgorge the same, this Guaranty shall be deemed to be continuing in full force and effect, with respect to any such avoided or disgorged payment, as an unpaid

                                                                   EXHIBIT 10.27


Obligation, and the liability of the Guarantors to pay such unpaid Obligation shall not be deemed to be satisfied or diminished in any respect.

SECTION 14. Counterparts. This Guaranty may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty is effective for all purposes with respect to any above-named Guarantor upon execution, irrespective of the failure of any other above-named Guarantor to execute this Guaranty.

IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered as of the date first above written.

                                               /s/ R.W. Perkins
                                               ---------------------------------
                                               Richard W. Perkins
                                     Address:  1699 North Farm Road
                                               Orono, Minnesota 55356


                                               /s/ W. W. Mills
                                               ---------------------------------
                                               Wayne Mills
                                     Address:  5020 Blake Rd.
                                               Edina, MN 55436


                                               /s/ Richard Barnaby
                                               ---------------------------------
                                               Richard L. Barnaby
                                     Address:  307 Meadowood Lane
                                               Vadnais Heights, MN 55102

                                                                   EXHIBIT 10.27


                                  $1,308,000.00

                                 PROMISSORY NOTE

Dated: May 3, 2002

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of DATA SALES CO., INC. ("DSC") at such place as any present or future holder of this Note may designate from time to time, (a) the principal sum of $1,308,000.00, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid, computed on the basis of the actual number of days elapsed and a 360-day year, at an annual rate that shall always be 13.00 % per annum, plus (b) an amount equal to 2% of the principal sum of this Note, on or before the Maturity Date.

         This Promissory Note matures and is fully due and payable, including all accrued and unpaid interest, and any other amounts due under this Promissory Note ninety (90) days after the above date (the "MATURITY DATE").

         All or any part of the unpaid balance of this Note may be prepaid at any time without penalty. At the option of the then holder of this Note, any payment under this Note may be applied first to the payment of other charges, fees, and expenses under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal. In the event this Note is not paid in full on or before the Maturity Date, a late payment fee of 3% of the unpaid balance as of the Maturity Date shall be paid by the undersigned.

         The occurrence of any of the following events shall constitute an Event of Default under this Note: (i) any default in the payment, of this Note and such payment default continues for a period of ten (10) days; or (ii) any default under the terms of any other note, obligation, agreement, mortgage, or other writing heretofore, herewith or hereafter given to or acquired by any present or future holder of this Note to which any maker, endorser, guarantor, or surety of this Note or any other person providing security for this Note or for any guaranty of this Note is a party; or (iii) the insolvency, death, dissolution, liquidation, merger, or consolidation of any such maker, endorser, guarantor, surety, or other person, or (iv) (intentionally left blank) or (v) any appointment of a receiver, trustee, or similar officer of any property of any such maker, endorser, guarantor, surety, or other person; or (vi) any assignment of any such maker, endorser, guarantor, surety, or other person; or
(vii) any agent of any proceeding under any bankruptcy, insolvency, dissolution, liquidation, or similar law by or against any such maker, endorser, guarantor, surety, or other person; or (viii) the sale, lease, or other disposition (whether in one transaction or in a series of transactions) to one or more persons of all or a substantial part of the assets of any such maker, endorser, guarantor, surety, or other person; or (ix) (intentionally left blank); or (x) the entry of any judgment or other order for the payment of money in the amount of $50,000.00 or more against any such maker, endorser, guarantor, surety, or other person, which judgment or order is not subject to a stay, and is not discharged in a manner acceptable to the then holder of this Note within thirty
(30) days after such entry; or (xi) the issuance or levy of any writ, warrant, attachment, garnishment, execution, or other process against any property of any such maker, endorser, guarantor, surety, or other person; or
(xii) the attachment of any tax lien to any property of any such maker, endorser, guarantor, surety, or other person; or (xiii) there is a material adverse change in the condition (financial or otherwise), business, or property of any such maker, endorser, guarantor, surety, or other person.

         Upon the commencement of any proceeding under any bankruptcy law by or against any such maker, endorser, guarantor, surety, or other person, this Note automatically shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges, fees, and expenses under this Note without any declaration, presentment, demand, protest, or other notice of any kind. Upon the occurrence of any other Event of Default and at any time thereafter, the then holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest, or other notice of any kind.

         The undersigned (i) waive demand, presentment, protest, notice of protest, notice, dishonor, and notice of nonpayment of this Note; (ii) agree to pay on demand all fees, costs, and expenses of all present and future holders of this Note in connection with this Note and any security and guaranties for this Note, including, but not limited to, audit fees and expenses and reasonable attorneys' fees and legal expenses, plus interest on such amounts at the rate set forth in this Note; and (iii) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security or guaranty for this Note, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by the undersigned against the DSC or any other present or future holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of Dakota County, Minnesota. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

         No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently, or successively. The undersigned shall be jointly and severally liable under this Note, and the term "undersigned" wherever used in this Note shall mean the undersigned or any one or more of them. This Note shall bind the undersigned and the successors and assigns of the undersigned. This Note shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

         THE UNDERSIGNED PRESENT, CERTIFY, WARRANT, AND AGREE THAT THE UNDERSIGNED HAVE READ ALL OF THIS NOTE AND UNDERSTAND ALL OF THE PROVISIONS OF THIS NOTE.

                                                  TELE DIGITAL DEVELOPMENT, INC.


                                                  By:   /s/ Richard Barnaby
                                                       -------------------------
                                                  Its:  PRES/CEO
                                                       -------------------------

                                                                   Exhibit 10.27


                               SECURITY AGREEMENT

Dated: May 3, 2002

THIS SECURITY AGREEMENT (this "AGREEMENT") is made on the date above shown by and between DATA SALES CO., INC. ("DSC"), and TELE DIGITAL DEVELOPMENT, INC. ("BORROWER").

                                   WITNESSETH:

WHEREAS, Borrower has requested, and DSC may extend financial accommodations to Borrower, including a loan of $1,308,000.00 (hereunder collectively the "LOAN") which shall be secured by the collateral referred to below. The Loan, this Agreement and other documents related to the transactions are collectively referred to herein as the "LOAN DOCUMENTS"; and

WHEREAS, DSC is willing to extend financial accommodations only upon the security of the various Loan Documents, guarantys, and this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                        SECURITY INTEREST AND COLLATERAL

To secure the payment and performance of each and every debt, liability, and obligation of every type, and description which Borrower may now, or at any time hereafter, owe to DSC, or any renewals, replacements or extensions thereof, whether such debt, liability, or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities, and obligations herein collectively referred to as the "OBLIGATIONS", Borrower hereby grants to DSC a security interest (the "SECURITY INTEREST") in all assets of Borrower, together with all accessions, products, replacements, substitutes, and proceeds thereof, including but not limited to the following (the "COLLATERAL"):

         A. All accounts, deposit accounts, commercial tort claims, credit balances, rights to payment, receivables, contract rights, investment property, instruments, chattel paper, documents, loans and obligations receivable, tax refunds, unbilled time and fees, and work in process of Borrower, letter of credit rights, software, and money, together with the proceeds from insurance and condemnation relating to any of the property of Borrower in which Bank has a security interest, all forms of obligations whatsoever owing to Borrower, together with all right, title, security and guaranties with respect to each receivable or obligation owed to Borrower;

         B. All present and future inventory, wherever located, including, but not limited to all merchandise, raw materials, parts, supplies, work in process, finished products intended for sale, rent, or lease, and all packaging materials of every kind and description now or at any time hereafter owned by and in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of custody or possession of Borrower and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing (the "INVENTORY");

         C. All equipment of Borrower, whether now owned or hereafter acquired, including but not limited to all present and future machinery, furniture, fixtures, medical equipment and devices, and equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list furnished to Bank by Borrower (but no such schedule or list need be furnished in order for the security interest to be valid as to all of Borrower's equipment) (the "EQUIPMENT"); and

         D. All tangible personal property and chattels, including but not limited to all plumbing, heating, and lighting apparatus, mantels, floor coverings, furniture, beds, furnishings and supplies, draperies, screens, storm windows and doors, awnings, shrubbery, plants, boilers, tanks, machinery, stoves, blinds, gas, electric, air-conditioning, heating, ventilating and sprinkling and other fire prevention or fire extinguishing equipment of whatsoever kind and nature, if any, and all other articles of personal property which are located on or used or usable in connection with the management, operation and maintenance of the premises of the Borrower; and

         E. All of Borrower's right, title and interest in and to any and all licenses, permits, permissions and approvals relating to the current and future use, occupancy, maintenance and operation pertaining any premises occupied by Borrower, including all federal, state and local governmental requirements including, without limitation, all environmental and other use permits, and those relating to sewage disposal and water (the "LICENSES AND PERMITS"); and

         F. All general intangibles of Borrower, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customers lists, permits and franchises, and the right to use Borrower's name (the "GENERAL INTANGIBLES").

         G. Without limiting the foregoing, all of Borrower's title and interest in telephone hardware inventory, and the proceeds of the sale(s) thereof. Borrower agrees that it will instruct, in writing, any purchaser of such inventory to remit directly to DSC or to a lock box designated by DSC all payment(s) for such inventory. Borrower will immediately upon any sale(s) of such inventory, delivery to DSC a copy of any sale(s) agreement, purchase order, customer invoice, and other documents reflecting such sale(s).

         Upon default pursuant to the provisions of this Agreement, DSC becomes entitled to all remedies set forth herein or otherwise provided to secured parties by all applicable laws, including the Uniform Commercial Code as adopted in the State of Minnesota.

                                   ARTICLE 2
                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Borrower represents, warrants and agrees that:

2.1 Borrower is a Minnesota corporation in good standing under the laws of the State of Minnesota.

2.2      (Intentionally left blank)

2.3      Borrower has offices at 1325 E. 79th Street, Suite 6, Bloomington, MN
         55425.

2.4 Borrower has (or will have at the time Borrower acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens, and encumbrances, except this Security Interest and a security interest held by Associates Bank. Borrower will defend the Collateral against all claims or demands of all persons other than DSC and Associates Bank. Borrower will not sell or otherwise dispose of the Collateral without the prior written consent of DSC, other than in the ordinary course of business.

2.5      (Intentionally left blank)

2.6 The Collateral is a valid, genuine, and legally enforceable contract, subject to no existing defense, set-off, or counterclaim of the obligor named therein or in Borrower's respective records pertaining thereto as being obligated to pay such obligation. Borrower will not agree to any modification or amendment nor agree to any cancellation of any such obligation without DSC's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

2.7      Borrower will:

         A.       (Intentionally left blank)

         B. Promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection, or continuance of the Security Interest;

         C. Keep all Collateral free and clear of all security interests, liens, and encumbrances except this Security Interest and the security interest of Associates Bank and deliver physical possession of all Collateral to DSC upon request, subject to the rights of Associate Bank.

         D. At all reasonable times, permit DSC or its representative to examine or inspect any Collateral wherever located, and to examine, inspect, and copy Borrower's books and records pertaining to the Collateral and their business and financial condition and to discuss with account debtors' and other obligors' requests for verifications of amounts owed to Borrower;

         E. Keep accurate and complete records pertaining to the Collateral and pertaining to Borrower's business and financial conditions and submit to DSC such periodic reports concerning the Collateral and Borrower's business and financial conditions as DSC may from time to time reasonably request;

         F. Promptly notify DSC of material loss of or material damage to any Collateral or of any adverse change, known to Borrower, in the prospect of payment of the greater of Ten Thousand Dollars ($10,000.00) or five percent (5%) of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

         G. If DSC at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to DSC any instrument, document, or chattel paper constituting Collateral, duly endorsed or assigned by Borrower;

         H. At all times ensure that the Collateral is insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as DSC may reasonably request, and any loss payable to Borrower thereunder is hereby assigned by the DSC to the extent of its interest;

         I. From time to time execute such financing statements as DSC may reasonably require in order to perfect the Security Interest and execute such documents as may be required to have the Security Interest properly perfected.

         J. Pay when due or reimburse DSC on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by DSC in connection with the creation, perfection, satisfaction, protection, defense, or enforcement of the Security Interest or the creation, continuance, protection, defense, or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation, bankruptcy, or insolvency proceedings;

         K. Execute, deliver, or endorse any and all chattel paper, instruments, documents, assignments, security agreements, financing statements, and other agreements and writings which DSC may at any time reasonably request in order to secure, protect, perfect, or enforce the Security Interest and Secured Party's rights under this Agreement;

         L. Not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state, or local law, statute, or ordinance;

         M. Permit DSC at any time and from time to time to send requests (both before and after the occurrence of an Event of Default) to Borrower's customers for verification of amounts owed to Borrower; and

         If Borrower at any time fails to perform or observe any agreement contained in this Section 2.7 within a reasonable time after receipt of written notice from DSC, DSC may (but need not) perform or observe such agreement on behalf, and in the name, place, and stead, of Borrower (or, at DSC's option, in DSC's own name) and may (but need not) take any and all other actions which DSC may obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements the endorsement of instruments, and the procurement of repairs, transportation, or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Borrowers shall thereupon pay DSC, on demand, the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by DSC in connection with or as a result of DSC's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by DSC at the rate set forth in the Note. To facilitate the performance or observance by DSC of such agreements of Borrower, Borrower hereby irrevocably appoint (which appointment is coupled with an interest) DSC, or its delegate, as the attorney-in-fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse, or file, in the name of and on behalf of Borrower, any and all instruments, documents, financing statements, applications for insurance, and other agreements and writings required to be obtained, executed, delivered, or endorsed by Borrower under this Article 2.

                                   ARTICLE 3
                            COLLECTION RIGHTS OF DSC

DSC may at any time after the occurrence of any Event of Default notify any third party or any person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to DSC for security and shall be paid directly to DSC. If DSC so requests at any time, Borrower will notify such customer and/or account debtor and other obligors in writing and will instruct such customers and/or account debtors or other obligors that the payment due is payable directly to DSC or to a special lock box under the control of the DSC. Borrower hereby authorizes and directs DSC to deposit into a special collateral account to be established and maintained with DSC all checks, drafts and cash payments received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, and upon the occurrence of an Event of Default, DSC may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as DSC may determine, or permit Borrower to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Borrower agrees that it will promptly deliver to DSC, for deposit into said collateral account, all payments on accounts and chattel paper received by them. All such payments shall be delivered to DSC in the form received (except for Borrower's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by Borrower shall be held in trust by Borrower for and as the property of DSC and shall not be commingled with any funds or property of Borrower. At any time after DSC or Borrower gives such notice to an account debtor or other obligor, DSC may (but need not), in its own name or in Borrower's name, demand, sue for, collect, or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with, or otherwise agree to waive, modify, amend, or change the obligations (including collateral obligations) of any such account debtor or other obligor. Until the occurrence of an Event of Default, DSC shall receive and collect $109.00 of each unit of Audiovox Dual Mode CDMA Digital Wireless Handheld cellular telephone sale proceeds and the balance released to Borrower.

                                   ARTICLE 4
                             ASSIGNMENT OF INSURANCE

Borrower hereby assigns to DSC, as additional security for the payment of the Obligations, right to any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrower under or with respect to, any and all policies of insurance covering the vehicles, etc. related to the Collateral, and Borrower hereby directs the issuer of any such policy to show DSC as loss payee thereon and to pay any such moneys directly to DSC. Both before and after the occurrence of an Event of Default, DSC may (but need not), in its own name or in Borrower's name, execute and deliver proofs of claim, receive all moneys, endorse checks, and other instruments representing payment of such moneys, and adjust, litigate, compromise, or release any claim against the issuer of any such policy.

                                   ARTICLE 5
                                EVENTS OF DEFAULT

Each and any one of the following occurrences shall constitute an event of default under this Agreement (herein called "EVENT OF DEFAULT"):

A. if Borrower fails to pay to DSC any amount due under any of the Loan Documents within five (5) days of the date the same becomes due and in good funds after receipt of written notice from DSC of such failure; or

B. if Borrower shall default in the performance of any agreement, term, provision, condition, or covenant (other than nonpayment) required to be performed or observed under the Loan Documents; or

C. if Borrower fails to duly and punctually perform or observe any of the other covenants or agreements contained herein; or

D. a garnishment, summons or a writ of attachment shall be issued against or served upon DSC for the attachment of any properly of Borrower or any indebtedness owing to Borrower; or

E. Borrower does not deliver physical possession of Collateral to DSC upon DSC's request.

                                   ARTICLE 6
                         REMEDIES UPON EVENT OF DEFAULT

Upon the occurrence of an Event of Default under Article 5 and at any time thereafter, DSC may exercise any one or more of the following rights and remedies:

A. Declare the principal balance of the Note to be immediately due and payable; exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, as adopted in the State of Minnesota, including but not limited to, the right to take possession of any collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives), and the right to sell, lease, or otherwise dispose of any or all of the Collateral, and in connection therewith, DSC may require Borrower to assemble the Collateral and make it available to DSC at a place to be designated by DSC which is reasonably convenient to both parties, and if notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Article 9 of UCC) at least ten (10) calendar days prior to the date of intended disposition or other action);

B. Exercise or enforce any and all other rights or remedies available to DSC by law or agreement against the Collateral, against Borrower, or against any other person or property.

DSC is hereby granted a non-exclusive, world-wide, and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights, and patents of Borrower that DSC deems necessary or appropriate to the disposition of any Collateral.

                                   ARTICLE 7
                             OTHER PERSONAL PROPERTY

Unless at the time DSC takes possession of any Collateral, or within seven (7) days thereafter, Borrower gives written notice to DSC of the existence of any goods, papers, or other property of Borrower, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, DSC shall not be responsible or liable to Borrower for any action taken or omitted by or on behalf of DSC with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

                                   ARTICLE 8
                                  MISCELLANEOUS

8.1 No delay on the part of DSC in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which DSC would otherwise have. No amendment, modification or waiver of, or consent with respect to any provision hereof shall in any event be effective against DSC unless the same shall be in writing and signed by DSC.

8.2 The rights, options, powers and remedies granted in this Agreement shall extend to DSC and to its successors and assigns, and shall be binding upon Borrower and its successors and assigns and shall be applicable hereto and to all renewals and/or extensions hereof.

8.3 Borrower agrees to pay all fees and out-of-pocket disbursements incurred by DSC in connection with the preparation, execution, delivery, administration and enforcement of this Agreement and the transaction contemplated herein, and any waivers of amendments with respect hereto, including all costs of collection and including, without limitation, the fees and disbursements of counsel (including inside counsel) for DSC.

8.4 Any notice, request or demand, document, consent or other instrument to be given, sent or furnished by any party to any other party shall be in writing and personally delivered or sent by United States regular or express mail or other similar types of overnight mail delivery. Notice shall be deemed received: (i) three (3) business days after the same is deposited in the United States post office box, via regular mail, postage prepaid; (ii) one (1) business day after the same is deposited in a United States post office for overnight mail delivery, postage prepaid or deposited in a similar type of overnight mail delivery; or
         (iii) on the same day of personal delivery; if properly addressed to DSC or Borrower, as applicable, at the address below, or such other addresses as DSC or Borrower may from time to time specify in writing:

         If to Borrower:                    TELE DIGITAL DEVELOPMENT, INC.
                                            1325 E. 79TH STREET, SUITE 6
                                            BLOOMINGTON, MINNESOTA 55425

         If to DSC:                         DATA SALES CO., INC.
                                            3450 WEST BURNSVILLE PARKWAY
                                            BURNSVILLE, MINNESOTA 55337

8.5      This Agreement shall be governed by the laws of the State of Minnesota.

8.6 Borrower shall do all things and deliver all instruments requested by DSC to protect, perfect or enforce any security interest given to DSC hereunder. A carbon, photographic or other reproduction of this Agreement may be filed as a financing statement. Borrower hereby authorizes DSC, to the extent permitted by applicable law, to execute any financing statement, file a copy or duplicate original of this document or other document or instrument that DSC may require to perfect, protect or establish a lien or security interest granted to DSC hereunder or any of the documents and instruments delivered to DSC pursuant to this Agreement.

8.7 DSC is not a partner or joint venturer with Borrower, and Borrower agrees to indemnify and hold DSC harmless from any and all damages resulting from such a construction or alleged construction of the relationship between the parties.

8.8 This Agreement is a complete statement of the terms and conditions pursuant to which this Agreement is made. All prior verbal discussions are merged in the governing terms of this Agreement which is amendable only pursuant to an exhibit attached for that purpose and separately signed by both DSC and Borrower, or by other writing stating the terms of such modification or change and separately signed by both DSC and Borrower. This Agreement may not be modified verbally, and Borrower waives reliance on any oral understandings or representations.

8.9 This Agreement may be executed in any number of counterparts (no one of which need contain the signature of more than one party hereto so long as each party hereto executes at least one such counterpart), which counterparts shall have the same effect as if the signature thereto and hereto were upon the same instrument.

8.10 This Agreement is a continuing obligation on the part of Borrower and shall be binding upon Borrower, its successors and assigns and shall inure to the benefit of and be enforceable by DSC and its successors, transferees and assigns.

8.11 DSC and Borrower hereby waive any right to a trial by jury under any action or proceeding arising directly or indirectly out of this Agreement or any other document relating to either loan from DSC to Borrower.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

DATA SALES CO., INC.                              TELE DIGITAL DEVELOPMENT, INC.


By    /s/ Daniel Gannon                           By   /s/ Richard Barnaby
     -----------------------                          --------------------------
Its  Representative                               Its PRES/CEO
     -----------------------                          --------------------------

                                                                   EXHIBIT 10.27


                             SUBORDINATION AGREEMENT
                             RE: TELEPHONE INVENTORY

To:      Data Sales Co., Inc. ("DSC")

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Associated Bank Minnesota (the "SECURED PARTY") hereby agrees as follows:

                  1. Secured Party holds a first priority security interest in the assets of Tele Digital Development, Inc. ("TELE DIGITAL") evidenced by a UCC-1 Statement filed in the office of the Secretary of State of Minnesota on the 16th day of January, 2001, as Document No. 2290052.

                  2. To induce DSC to extend a loan in the amount of $1,308,000.00 (the "LOAN") to Tele Digital, which will be used to acquire certain telephone hardware inventory described on Exhibit A attached hereto (the "TELEPHONE INVENTORY"), the Secured party hereby agrees that any security interest which it may hold or may at any time hereafter acquire in the Telephone Inventory is, shall be, and shall remain, fully subordinate for all purposes to any security interest now held or at any time hereafter granted to or acquired by DSC in the Telephone Inventory until the Loan is fully paid and satisfied.

                  3. The Secured Party shall not, without the prior written consent of DSC, exercise any collection rights with respect to any of the Telephone Inventory, take possession of, sell or dispose of, or otherwise deal with, any of the Telephone Inventory, or exercise or enforce any right or remedy which may be available to the Secured Party with respect to any of the Telephone Inventory.

                  4. DSC may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Telephone Inventory, and may exercise and enforce any rights and remedies available to DSC with respect to the Telephone Inventory.

                  5. The agreements and undertakings of the Secured Party, and DCS's rights and remedies, shall not be affected or impaired by (a) any neglect or omission on the part of DSC to look to, preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Telephone Inventory or any other property, or
         (b) any other act or omission by DSC or any other person, or any other thing.

                  6. The Secured Party shall give notice of this subordination to any purchaser, assignee or transferee of, or successor to, any security interest of the Secured Party at the time of any such purchase, assignment, transfer or succession.

                  7. No provision of this Agreement can be waived, amended, modified, supplemented or terminated, except by a writing executed by the Secured Party and DSC. This Agreement shall bind and benefit the parties and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. The Secured Party waives notice of DSC's acceptance of this Agreement.

                                            ASSOCIATED BANK MINNESOTA


                                            By: /s/ John Welle
                                                --------------------------------
                                                JOHN WELLE
                                            Its Vice President

STATE OF MINNESOTA      )
                        ) ss.
COUNTY OF    Hennepin   )
          --------------

         This instrument was acknowledged before me on May 3 , 2002, by JOHN WELLE, as Vice President of Associated Bank Minnesota, a Minnesota state bank, on behalf of the bank.


                                            /s/ Nancy E. Smith
                                            ------------------------------------
                                            Notary Public
     (Seal)                                 My commission expires: Jan. 31, 2005




                                            DATA SALES CO., INC.


                                            By  /s/ Daniel Gannon
                                                --------------------------------

                                            Its  Representative
                                                 -------------------------------

                                    EXHIBIT A


12,000 Audiovox Dual Mode CDMA Digital Wireless Handheld cellular telephones with web browser, standard batteries and desk top chargers, together with all proceeds thereof, including insurance proceeds, and accessories, substitutes and replacements